Exhibit 10.1

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.
Principal Life Insurance Company, Raleigh, NC 27612
A member of the Principal Financial Group

THE EXECUTIVE NONQUALIFIED EXCESS PLAN
ADOPTION AGREEMENT
THIS AGREEMENT is the adoption by U.S. Xpress Enterprises, Inc. (the "Company") of the Executive Nonqualified Excess Plan ("Plan").
W I T N E S S E T H
WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:
ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:
2.6          Committee:The duties of the Committee set forth in the Plan shall be satisfied by:
XX	(a)	Company.

__	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

__	(c)	Board.

__	(d)	Other (specify):___________________________.

2.8          Compensation:The “Compensation” of a Participant shall mean all of a Participant’s:
XX	(a)	Base salary.

XX	(b)	Service Bonus.

		__	Service Bonus earned from 1/1 – 12/31, paid on or around first quarter of the following Plan Year.

		__	Service Bonus earned each calendar quarter, paid on or around the following calendar quarter.

		XX	Service Bonus with no defined earnings period (e.g. a “spot bonus”).

XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

		XX	Performance Based Bonus earned from 1/1 -12/31, paid on or around first quarter the following Plan Year and whose elections must be made no later than 6/30 of the Plan Year it is earned.

		__	Performance Based Bonus earned from _______, paid on or around ________ the following Plan Year and whose elections must be made no later than _______ of the Plan Year it is earned.

XX	(d)	Commissions.

XX	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

XX	(f)	Other: An amount equivalent to 401k refund.

2.9          Crediting Date:The Deferred Compensation Account of a Participant shall be credited as follows:
Participant Deferral Credits at the time designated below:
XX	(a)	On any business day as specified by the Employer.

__	(b)	Each pay day as reported by the Employer.

__	(c)	The last business day of each payroll period during the Plan Year.

Employer Credits at the time designated below:
XX	(a)	On any business day as specified by the Employer.

2.13          Effective Date:
__	(a)	This is a newly-established Plan, and the Effective Date of the Plan is ____________.

XX	(b)
This is an amendment of a plan named Nonqualified Deferred Compensation Plan of U.S. Xpress Enterprises, Inc. dated January 31, 2007 and governing all contributions in the plan through January 31, 2013. This plan was subsequently amended on Februarv 1, 2013 governing all contributions to the plan through August 26, 2018. The Effective Date of this amended Plan is August 27, 2018.

2.20          Normal Retirement Age: The Normal Retirement Age of a Participant shall be:
XX	(a)	Age 65.

__	(b)
The later of age __ or the _____ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

__	(c)	Other: __________________________.

2.23          Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:
Name of Employer	EIN

U.S. Xpress Enterprises, Inc.	62-1378182

2.26          Plan: The name of the Plan is
  Nonqualified Deferred Compensation Plan of U.S. Xpress Enterprises, Inc.

2.28          Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30          Seniority Date: The date on which a Participant has:
__	(a)	Attained age __.

__	(b)	Completed __ Years of Service from First Date of Service.

__	(c)	Attained age __ and completed __ Years of Service from First Date of Service.

XX	(d)	Not applicable – distribution elections for Separation from Service are not based on Seniority Date.

4.1          Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:

			minimum deferral:	%

			maximum deferral:	85%

XX	(b)	Service Bonus:

		XX	Service Bonus

			minimum deferral:	%

			maximum deferral:	100%

XX	(c)	Performance-Based Compensation:

		XX	Performance Based Bonus:

			minimum deferral:	%

			maximum deferral:	100%

XX	(d)	Commissions:

			minimum deferral:	%

			maximum deferral:	100%

XX	(e)	Form 1099 Compensation:

			minimum deferral:	%

			maximum deferral:	100%

XX	(f)	Other: An amount equivalent to 401k refund

			minimum deferral:	100%

			maximum deferral:	100%

__	(g)	Participant deferrals not allowed.

4.1.2      Participant Deferral Credits and Employer Credits – Election Period:    Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):
XX	(a)
Evergreen election. An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section 4.1 and Section 4.2. (This option is not permitted if source year accounts are elected in Section 4.3)

__	(b)
Non-Evergreen election. Any election made by the Participant shall only remain in effect for the current election period and will then expire. An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

4.2          Employer Credits: Employer Credits will be made in the following manner:
XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

		__	(ii)	Other: _______________________________________.

XX	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

		__	(ii)	Other:________________________________________.

__	(c)	Employer Credits not allowed.

4.3          Deferred Compensation Account: The Participant is permitted to establish the following accounts:
XX	(a)	Non-source year account(s). Deferred Compensation Account(s) will not established on a source year basis:

	XX	(i)
A Participant may establish only one account to be distributed upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established as permitted in Section 5 .4.

	__	(b)
A Participant may establish multiple accounts to be distributed upon Separation from Service. Each account may have one set of payment options as permitted in Section 7.1 Additional In-Service or Education accounts may be established as permitted in Section 5.4. If this multiple account option is elected, the Participant will also be required to elect Separation from Service payment options for each In- Service or Education account established.

__	(b)
Source year account(s): Annual Deferred Compensation Account(s) will be established each year in which Participant Deferral Credits or Employer Credits are credited to the Participant. Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established for each source year as permitted in Section 5.4. If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

5.2          Disability of a Participant:
XX	(a)	A Participant's becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

__	(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3          Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:
__	(a)	An amount to be determined by the Committee.

XX	(b)	No additional benefits.

5.4          In-Service or Education Distributions:  In-Service and Education Accounts are permitted under the Plan:
XX	(a)	In-Service Accounts are allowed with respect to:
		__	Participant Deferral Credits only.
		__	Employer Credits only.
		XX	Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
		XX	Single lump sum payment.
		XX	Annual installments over a term certain not to exceed 5 years.

Education Accounts are allowed with respect to:
		__	Participant Deferral Credits only.
		__	Employer Credits only.
		XX	Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:
		XX	Single lump sum payment.
		XX	Annual installments over a term certain not to exceed 5 years.

If applicable, amounts not vested at the time payments due under this Section cease will be:
		__	Forfeited.
		__	Distributed at Separation from Service if vested at that time.
		XX	Other: Distributed annually when vested. (See Exhibit C)

__	(b)	No In-Service or Education Distributions permitted.

5.5          Change in Control Event:
XX	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

__	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6          Unforeseeable Emergency Event:
XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

__	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event.

6.          Vesting:An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:
XX	(a)	Normal Retirement Age.

XX	(b)	Death.

XX	(c)	Disability.

XX	(d)	Change in Control Event.

XX	(e)	Satisfaction of the vesting requirement as specified below:

	XX	Employer Discretionary Credits:

		__	(i)	Immediate 100% vesting.

		__	(ii)	100% vesting after __ Years of Service.

		XX	(iii)	100% vesting at age 55.

		XX	(iv)	Number of Years of Service		Vested Percentage

				Less than	1	0%
					1	0%
					2	20%
					3	40%
					4	60%
					5	80%
					6	100%
					7%
					8%
					9%
					10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

XX	(1)	First day of Service.

__	(2)	Effective date of Plan Participation.

__	(3)
Each Crediting Date. Under this option (3), each Employer
Credit shall vest based on the Years of Service of a
Participant from the Crediting Date on which each
Employer Discretionary Credit is made to his or her
Deferred Compensation Account.

XX	Other Employer Credits:

	__	(i)	Immediate 100% vesting.

	__	(ii)	100% vesting after __ Years of Service.

	__	(iii)	100% vesting at age __.

	XX	(iv)	Number of Years of Service		Vested Percentage

			Less than	1	0%
				1	25%
				2	50%
				3	75%
				4	100%
				5%
				6%
				7%
				8%
				9%
				10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

__	(1)	First day of Service.

__	(2)	Effective date of Plan Participation.

XX	(3)
Each Crediting Date. Under this option (3), each Employer
Credit shall vest based on the Years of Service of a
Participant from the Crediting Date on which each
Employer Discretionary Credit is made to his or her
Deferred Compensation Account.

7.1          Payment Options:Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:
(a)	Separation from Service (Seniority Date is Not Applicable)

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(b)	Separation from Service prior to Seniority Date (If Applicable)

	__	(i)	A lump sum.

	XX	(ii)	Not Applicable.

(c)	Separation from Service on or After Seniority Date (If Applicable)

	__	(i)	A lump sum.

	__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed __ years.

	XX	(iii)	Not Applicable.

(d)	Separation from Service Upon a Change in Control Event

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(e)	Death

	XX	(i)	A lump sum.

	__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed __ years.

(f)	Disability

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.
If applicable, amounts not vested at the time payments due under this Section cease will be:

	__	Forfeited.
	__	Distributed at Separation from Service if vested at that time.

(g)	Change in Control Event

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

If applicable, amounts not vested at the time payments due under this Section cease will be:

	__	Forfeited.
	__	Distributed at Separation from Service if vested at that time.

7.4          De Minimis Amounts.
__	(a)
Notwithstanding any payment election made by the Participant, the vested balance in all Deferred Compensation Account(s) of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ __________. In addition, the Employer may distribute a Participant’s vested balance in all Deferred Compensation Account(s) of the Participant at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

XX	(b)
There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1          Contractual Liability:   Liability for payments under the Plan shall be the responsibility of the:
XX	(a)	Company.

__	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14.          Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 2.8, 5.1, 5.4 and 14 of the Plan shall be amended to read as provided in attached Exhibit A, B, C, D and E.
__	There are no amendments to the Plan.

17.8          Construction:   The provisions of the Plan shall be construed and enforced according to the laws of the State of Nevada, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

U.S. Xpress Enterprises, Inc.
Name of Employer

By:	/s/ Amanda Thompson
Authorized Person
Date:	10/3/18

EXHIBIT A

Section 2.8   Independent Contractor means an individual in the Service of the Employer if the relationship between the individual and the Employer is not the legal relationship of employer and employee except that Independent Contractor shall not include independent contractors engaged by any of the relevant corporations as CDL licensed truck drivers. An individual shall cease to be an Independent Contractor upon the termination of the Independent Contractor's Service. An Independent Contractor shall include a director of the Employer who is not an Employee.

EXHIBIT B

Section 5.1 Separation from Service. If the Participant separates from Service with the Employer, the vested balance in the Deferred Compensation Account shall be paid to the Participant by the Employer as provided in Section 7. Notwithstanding the foregoing, no distribution shall be made earlier than six months after the date of separation from Service (or, if earlier, the date of death) with respect to a Participant who is a Specified Employee. Any payments to which a Specified Employee would be entitled during the first    six months following the date of separation from Service shall be accumulated and paid on the first day of the seventh month following the date of separation from service.

EXHIBIT C

Section 5.4 In-Service or Education Distributions. If applicable, amounts not vested at the time payments due under this Section cease will be distributed annually when vested.

EXHIBIT D

Section 14  Amendment and Termination of Plan. The Company may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce the balance in any Participant's Deferred Compensation Account as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Deferred Compensation Account, nor shall any such amendment cause the Deferred Compensation  Accounts to violate the requirements of Section 409A of the Code. Notwithstanding the foregoing, the following special provisions shall apply.

EXHIBIT E

U.S. Xpress Enterprises, Inc. 4080 Jenkins Road Chattanooga, TN 37421	Tax ID: XX-XXXXXXX

U.S. Xpress, Inc. 4080 Jenkins Road Chattanooga, TN 37421	Tax ID: XX-XXXXXXX

U.S. Xpress Leasing, Inc. 4080 Jenkins Road Chattanooga, TN 37421	Tax ID: XX-XXXXXXX

Xpress Global Systems, Inc. 4080 Jenkins Road Chattanooga, TN 37421	Tax ID: XX-XXXXXXX

Arnold Transportation Services, Inc. 9523 Florida Mining Blvd. Jacksonville, FL 32257	Tax ID: XX-XXXXXXX

Total Transportation Investments, LLC 125 Riverview Drive Jackson, MS 39218	Tax ID: XX-XXXXXXX

Transportation Assets Leasing, Inc. 125 Riverview Drive Jackson, MS 39218	Tax ID: XX-XXXXXXX

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